[***] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed.

Exhibit 10.1

Second Amendment to Credit Agreement
This Second Amendment to Credit Agreement (this “Amendment”), is dated as of October 8, 2021 (the “Effective Date”), by and among SUNRUN LUNA PORTFOLIO 2021, LLC, a Delaware limited liability company, as borrower (the “Borrower”), CREDIT SUISSE AG, NEW YORK BRANCH (in such capacity, the “Administrative Agent”), the Lenders and the Funding Agents party to the Credit Agreement (as defined below) prior to the date hereof, and Citibank, N.A. (“Citi”) and Royal Bank of Canada (“RBC”), as Lenders.
Recitals:
The Borrower, the Administrative Agent, the Lenders, the Funding Agents prior to the date hereof, and Wells Fargo Bank, National Association, as collateral agent and as paying agent, entered into that certain Credit Agreement, dated as of April 20, 2021, as amended by the Amendment to Credit Agreement, dated May 5, 2021 (the “Credit Agreement”);
In accordance with Section 10.2 of the Credit Agreement, the parties hereto desire to amend the Credit Agreement, subject to the terms hereof;
In consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms.
Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Credit Agreement.
Section 2.    Amendments.
    Upon satisfaction of the conditions precedent set forth in Section 4 below:
2.1The definition of “Aggregate Commitment” set forth in Exhibit A of the Credit Agreement is amended by deleting the reference to “$800,000,000” therein and replacing it with “$1,800,000,000”.
2.2The definition of “Applicable Margin” set forth in Exhibit A of the Credit Agreement is amended by deleting the reference to “3.50%” in clause (ii) therein and replacing it with “3.00%” and deleting the reference to “4.50%” in clause (iii) therein and replacing it with “4.00%”.

2.3The definition of “Availability Period Margin” set forth in Exhibit A of the Credit Agreement is amended by deleting the reference to “3.00%” therein and replacing it with “2.50%”.
2.4The definition of “Base Margin” set forth in Exhibit A of the Credit Agreement is amended by deleting the reference to “2.50%” therein and replacing it with “2.00%”.
2.5The definition of “Qualifying Takeout Transaction” set forth in Exhibit A of the Credit Agreement is amended by deleting the reference to “[***]” therein and replacing it with “[***]”.
2.6The definition of “Super-Majority Lenders” set forth in Exhibit A of the Credit Agreement is deleted in its entirety and replaced with the following:
““Super-Majority Lenders” means, subject to Section 2.19(A), (i) each Lender holding at least 18.5% of the Commitments both as of the Closing Date and as of the applicable date of determination and (ii) any Lenders in the aggregate representing more than 66.7% of the Commitments. For the purposes of determining the number of Lenders in the foregoing sentence, Affiliates of a Lender shall constitute the same Lender.”
2.7The definition of “Upfront Fee” set forth in Exhibit A of the Credit Agreement is deleted in its entirety and replaced with the following:
““Upfront Fee” means, with respect to each Lender, an amount specified in the applicable Fee Letter.”
2.8Exhibit A of the Credit Agreement is hereby amended by adding the defined term “Fee Letter” as follows:
““Fee Letter” means each fee letter between the Borrower and each Lender, dated as of October 8, 2021.”
2.9Section 2.4 of the Credit Agreement is hereby amended by adding new clause (E) as follows:
“(E)    Notwithstanding anything to the contrary set forth herein, after the Borrower has delivered a Notice of Borrowing pursuant to this Section 2.4, any Lender that is incorporated in Canada (but not including any non-Canadian incorporated bank with a branch located in Canada) that has incurred charges (“Basel III Charges”) (which may include external charges incurred by such Lender or internal charges incurred by any business of such Lender as a result of related external charges incurred by such Lender) based on the “liquidity coverage ratio” under the proposals for risk-based capital framework described by the Basel Committee on Banking Regulations and Supervisory Practices commonly known as Basel III, as amended, modified and supplemented and in effect from time to time or any replacement thereof (“Basel III”), or would incur Basel III Charges as of the relevant Borrowing Date, in respect of the transactions contemplated by this Agreement or any Advance funded hereunder by such Lender, by delivering a written notice (the “Delayed Funding Notice”) to the Borrower one (1) Business Day prior to the proposed Borrowing Date, such Lender may elect to delay the funding of its portion of the Advance by a period of up to 35 days; provided that only a Lender that is subject to the “liquidity coverage ratio” regulations under Basel III may deliver a Delayed Funding Notice. Each Delayed Funding Notice shall indicate (x) the portion of such Lender’s share of the requested Advance which will be subject to a delay (a “Delayed Amount”) and (y) the date (which, if such date is not a Business Day, then on the next succeeding Business Day) such delayed amount will be funded by such Lender (in respect of a Delayed Amount, the “Delayed Drawing Date”). Any Delayed Funding Notice shall be deemed a representation by the applicable Lender that it has incurred Basel III Charges in the respect of this Agreement or any Advance held by it hereunder. Notwithstanding anything to the contrary set forth herein, in the event a Lender elects to delay funding a portion of its share of an Advance in accordance with this Section 2.4(E), the Borrower shall (i) notify the Administrative Agent that such Lender will not be funding such portion of such Advance on the relevant requested Borrowing Date and that the relevant Delayed Amount will be deducted from the total amount of the requested Advance and (ii) offer the right to fund such Lender’s requested portion of such Advance to the other Lenders (so long as within their Unused Portion of the Commitments) prior to the Borrower funding (or cause to be funded) to itself, by way of an equity contribution, such Delayed Amount on the relevant requested Borrowing Date. In the event a Lender elects to delay funding a portion of its share of an Advance in accordance with this Section 2.4(E), such Lender’s share of the Unused Line Fees shall not accrue until such time as such Delayed Amount is funded by such Lender. For the avoidance of doubt, none of the Borrower, any Affiliate of the Borrower, the Administrative Agent, the Collateral Agent, the Custodian, the Securities Intermediary nor any other Lender shall be required to fund the relevant Delayed Amount to the Borrower on the relevant requested Borrowing Date. On the Delayed Drawing Date, the relevant Lender shall make available the Delayed Amount either (i) to the extent the Borrower funded the Delayed Amount by way of an equity contribution, to the Borrower by wire transferring the Delayed Amount, in immediately available funds, to an account of the Borrower as the Borrower may from time to time prior to the Delayed Drawing Date notify such Lender for such purpose, and, notwithstanding anything to the contrary set forth in this Agreement, the Borrower shall be permitted to transfer such Delayed Amount to Sunrun as reimbursement to the extent such Delayed Amount was funded by Sunrun to the Borrower on the Borrowing Date by way of an equity contribution or (ii) to the extent other Lenders funded the Delayed Amount, to such Lenders and such Lenders shall sell and assign at par amounts the advances related to the Delayed Amount to the delaying Lender such that each Lender holds its pro rata share of all Advances outstanding after giving effect to such assignments.”
2.10Clause (F) of Section 2.5 of the Credit Agreement is deleted in its entirety and replaced with the following:
“(F) Unused Line Fees. On each Payment Date, the Borrower agrees to pay to the Paying Agent, for the benefit of each Committed Lender and as consideration for the Commitment of such Committed Lender (subject to Section 2.4(E) and Section 2.19(A)(i)), unused line fees in Dollars (the “Unused Line Fee”) for each day of the Availability Period occurring during the Interest Accrual Period ending on the day preceding such Payment Date, computed as (i) the Unused Line Fee Percentage for such day multiplied by (ii) the Unused Portion of the Commitments for such day.”
2.11Clause (xi) of Section 10.2 of the Credit Agreement is hereby amended by deleting “Borrowing Base”, “Eligible Solar Asset”, “Liquidity Reserve Account Required Balance” and “Post-PTO Reserve Account Required Balance” therein.
2.12Section 10.2 of the Credit Agreement is hereby amended by adding new clause (xii) as follows:
“(xii)    amend the definitions of “Borrowing Base”, “Eligible Solar Asset”, “Liquidity Reserve Account Required Balance”, “Post-PTO Reserve Account Required Balance”, or any of the component definitions of any thereof in a manner that would have the effect of increasing the Borrowing Base in any material respect without the written consent of all Lenders, except for any amendment to any such definition to (x) correct any scrivener error(s) or (y) clarify the meaning of any such definition;”
2.13Existing clauses (xii) and (xiii) of Section 10.2 of the Credit Agreement are hereby amended to be new clauses (xiii) and (xiv), respectively.
2.14Exhibit E of the Credit Agreement is deleted in its entirety and replaced with Exhibit E attached to this Amendment.
Section 3.    Citi and RBC.
Upon satisfaction of the conditions precedent set forth in Section 4 below, Citi and RBC shall each become a Lender under the Credit Agreement and the other Transaction Documents.
Section 4.    Conditions Precedent.

The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to the Administrative Agent:
(a)The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Administrative Agent, and all Lenders and Funding Agents party to the Credit Agreement in effect prior to giving effect to this Amendment, and Citi and RBC, each as a Committed Lender.
(b)The conditions precedent set forth in Sections 2.6(B) with respect to the Commitment Increase and Section 3.5 shall have been satisfied, including (i) the entry of each Lender party to the Credit Agreement in effect prior to giving effect to this Amendment of an Assignment and Assumption with Citi and RBC, pursuant to which each such Lender shall sell and assign at par such amounts of the Advances outstanding at such time as the Administrative Agent may require such that each Lender (after giving effect to this Amendment) holds its pro rata share of all Advances outstanding after giving effect to all such assignments, and (ii) payment to each Lender of its respective upfront fee after giving effect to this Amendment.
(c)The Administrative Agent shall have received opinions of counsel to the Borrower regarding certain corporate matters.
(d)The representations and warranties contained herein shall be true and correct as of the date hereof, as if made on the date hereof, except for such representations and warranties as are by their express terms limited to a specific date.
(e)All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Administrative Agent.
(f)Any Lender requesting a Loan Note shall have received such Loan Note executed by the Borrower by the Effective Date.
Section 5.    Representations and Warranties.
In order to induce the other parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the other parties hereto, as of the Effective Date, that:
(a)the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by the Borrower and this Amendment is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);
(b)execution, delivery and performance by it of this Amendment are within its powers, and do not conflict with, and will not result in a violation of, or constitute or give rise to an event of default under (i) any of its organizational documents, (ii) any agreement or other instrument which may be binding upon it, or (iii) any law, governmental regulation, court decree or order applicable to it or its properties; and
(c)all of the representations and warranties of each Transaction Party contained in the Credit Agreement or any other Transaction Document are true and correct in all material respects (except for those representations and warranties that are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date hereof (or such earlier date or period specifically stated in such representation or warranty), as applicable; and
(d)no Material Adverse Effect, Potential Default, Event of Default or Early Amortization Event exists, or will result from the execution of this Amendment.
Section 6.    Execution in Counterparts.
This Amendment shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument.
Section 7.    Governing Law.

This Amendment shall, in accordance with Section 5‑1401 of the General Obligations Law of the State of New York, be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of law principles thereof that would call for the application of the laws of any other jurisdiction. Any legal action or proceeding with respect to this Amendment may be brought in the courts of the State of New York (New York County) or of the United States for the Southern District of New York, and by execution and delivery of this Amendment, each of the parties hereto consents, for itself and in respect of its property, to the exclusive jurisdiction of those courts. Each of the parties hereto irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, or any legal process with respect to itself or any of its property, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Amendment or any document related hereto. Each of the parties hereto waives personal service of any summons, complaint or other process, which may be made by any other means permitted by New York law.
Section 8.    Waiver of Jury Trial.
All parties hereunder hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this Amendment, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the parties in connection herewith or therewith. All parties acknowledge and agree that they have received full and significant consideration for this provision and that this provision is a material inducement for all parties to enter into this Amendment.
Section 9.    Effect of Amendment; Reaffirmation of Transaction Documents.
Except as specifically amended, waived or otherwise modified herein, the terms and conditions of the Credit Agreement and all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and, subject to such amendments, waivers and modifications herein set forth, are hereby ratified and confirmed. The Borrower hereby repeats and reaffirms all representations and warranties made to the Administrative Agent, the Collateral Agent and the Lenders in the Credit Agreement and the other Transaction Documents on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations and warranties were set forth in this Amendment in full (except to the extent that such representations and warranties relate expressly to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).
[Signature Pages Follow]

In Witness Whereof, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

Sunrun Luna Portfolio 2021, LLC,
as Borrower
By: Sunrun Luna Depositor 2021, LLC
Its: Sole Member

By: Sunrun Luna Holdco 2021, LLC
Its: Sole Member

By: Sunrun Inc.
Its: Sole Member

By:    _/s/ Tom vonReichbauer________________
Name: Tom vonReichbauer
Title: Chief Financial Officer

[Signature Page to Sunrun Luna Portfolio 2021, LLC Second Amendment to Credit Agreement]

Credit Suisse AG, New York Branch,
as Administrative Agent

By:    _/s/ Jeffrey Traola_____________________
Name: Jeffrey Traola
Title: Director

By:    _/s/ Patrick Duggan____________________
Name: Patrick Duggan
Title: Director

[Signature Page to Sunrun Luna Portfolio 2021, LLC Second Amendment to Credit Agreement]

Credit Suisse AG, New York Branch,
as Funding Agent

By:    _/s/ Jeffrey Traola_____________________
Name: Jeffrey Traola
Title: Director

By:    _/s/ Patrick Duggan____________________
Name: Patrick Duggan
Title: Director

[Signature Page to Sunrun Luna Portfolio 2021, LLC Second Amendment to Credit Agreement]

Credit Suisse AG, Cayman Islands Branch,
as a Committed Lender

By:    _/s/ Jeffrey Traola_____________________
Name: Jeffrey Traola
Title: Authorized Signatory

By:    _/s/ Patrick Duggan____________________
Name: Patrick Duggan
Title: Authorized Signatory

[Signature Page to Sunrun Luna Portfolio 2021, LLC Second Amendment to Credit Agreement]

Alpine Securitization Ltd.,
as a Conduit Lender
By: Credit Suisse AG, New York Branch, as Attorney-In-Fact

By:    _/s/ Jeffrey Traola_____________________
Name: Jeffrey Traola
Title: Director

By:    _/s/ Patrick Duggan____________________
Name: Patrick Duggan
Title: Director

[Signature Page to Sunrun Luna Portfolio 2021, LLC Second Amendment to Credit Agreement]

Mountcliff Funding LLC,
as a Conduit Lender

By:    _/s/ Josh Borg________________________
Name: Josh Borg
Title: Authorized Signatory

[Signature Page to Sunrun Luna Portfolio 2021, LLC Second Amendment to Credit Agreement]

Deutsche Bank AG, New York Branch,
as a Committed Lender

By:    _/s/ Kai Ang_________________________
Name: Kai Ang
Title: Director

By:    _/s/ James Spencer____________________
Name: James Spencer
Title: Vice President

[Signature Page to Sunrun Luna Portfolio 2021, LLC Second Amendment to Credit Agreement]

Truist Bank,
as a Committed Lender

By:    _/s/ Arize Agumadu___________________
Name: Arize Agumadu
Title: Director

[Signature Page to Sunrun Luna Portfolio 2021, LLC Second Amendment to Credit Agreement]

Keybank National Association,
as a Committed Lender

By:    _/s/ Lisa A. Ryder_____________________
Name: Lisa A. Ryder
Title: Senior Vice President

[Signature Page to Sunrun Luna Portfolio 2021, LLC Second Amendment to Credit Agreement]

Silicon Valley Bank,
as a Committed Lender

By:    _/s/ Jamie Goh______________________
Name: Jamie Goh
Title: Vice President

[Signature Page to Sunrun Luna Portfolio 2021, LLC Second Amendment to Credit Agreement]

Bank of America, N.A.,
as a Committed Lender

By:    __/s/ John Semrai____________________
Name: John Semrai
Title: Managing Director

[Signature Page to Sunrun Luna Portfolio 2021, LLC Second Amendment to Credit Agreement]

Citibank, N.A.,
as a Committed Lender

By:    _/s/ Steven Vierengel _________________
Name: Steven Vierengel
Title: Vice President

[Signature Page to Sunrun Luna Portfolio 2021, LLC Second Amendment to Credit Agreement]

Royal Bank of Canada,
as a Committed Lender

By:    _/s/ Kevin P. Wilson__________________
Name: Kevin P. Wilson
Title: Authorized Signatory

By:    _/s/ Ross Shaiman____________________
Name: Ross Shaiman
Title: Authorized Signatory

[Signature Page to Sunrun Luna Portfolio 2021, LLC Second Amendment to Credit Agreement]

Exhibit E
Commitments

Committed Lender	Conduit Lender	Funding Agent	Commitment
Credit Suisse AG, Cayman Islands Branch	Alpine Securitization Ltd.	Credit Suisse AG, New York Branch	$[***] $[***]
	Mountcliff Funding LLC	Credit Suisse AG, New York Branch
Deutsche Bank AG, New York Branch	N/A	N/A	$[***]
Bank of America, N.A.	N/A	N/A	$[***]
Truist Bank	N/A	N/A	$[***]
Royal Bank of Canada	N/A	N/A	$[***]
Silicon Valley Bank	N/A	N/A	$[***]
KeyBank National Association	N/A	N/A	$[***]
Citibank, N.A.	N/A	N/A	$[***]